SUPPLEMENT DATED AUGUST 28, 2017

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS D, I AND P SHARES

DATED MAY 1, 2017

This supplement revises the Pacific Select Fund Class D, I and P Shares prospectus dated May 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Short Duration Bond Portfolio – In the Principal Investment Strategies subsection, the last sentence in the second paragraph is deleted and replaced with the following:

The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars.

Growth Portfolio – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Eric B. Fischman, CFA, Investment Officer and Portfolio Manager	Since 2013
Matthew D. Sabel, Investment Officer and Portfolio Manager	Since 2014
Paul Gordon, Investment Officer and Portfolio Manager	Since 2017

Long/Short Large-Cap Portfolio – In the Annual Fund Operating Expenses subsection, the row entitled “Total Other Expenses” is deleted.

Small-Cap Equity Portfolio – In the Management subsection, information regarding Donald G. Taylor is deleted.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Short Duration Bond Portfolio – In the Principal Investment Strategies subsection, the last sentence in the second paragraph is deleted and replaced with the following:

The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars (e.g., Yankee bonds).

Disclosure Changes to the About Management section

In the table for Franklin Advisory Services, LLC, information regarding Donald G. Taylor is deleted, and the address is deleted and replaced with the following:

101 John F. Kennedy Parkway, Short Hills, New Jersey 07078

In the table for Janus Capital Management LLC, the second paragraph of the first row is deleted and replaced with the following:

Janus Capital Management LLC, together with its predecessors (“Janus”), has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JH”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger of Janus’ then-parent company, Janus Capital Group Inc., with Henderson Group plc. As of December 31, 2016, total assets under management for Janus and its affiliates (pre-merger) were approximately $194.5 billion.

In the table for Massachusetts Financial Services Company, doing business as MFS Investment Management, the following is added to the subsection for the Growth Portfolio:

Paul Gordon	Investment officer of MFS since 2004 and portfolio manager of MFS since 2011. Mr. Gordon has over 16 years of investment experience. He has a BS from Babson College.

Form No.	15-46313-00
PSFSUP0817

SUPPLEMENT DATED AUGUST 28, 2017

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2017 (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Short Duration Bond Portfolio section, the first sentence of the first paragraph is deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: real estate mortgage investment conduits (“REMICs”); zero coupon bonds; payment-in-kind bonds (“PIKs”); variable and floating rate securities; Eurobonds; and preferred stock.

In the Equity Long/Short Portfolio section, the following sentence is added after the second sentence:

The Fund may also engage in short sales, as well as short sales against the box.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, information regarding Janus is deleted and replaced with the following:

Janus Capital Management LLC (“Janus”)

Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is 95% owned by Janus Capital Group Inc. (“JCG”) and 5% by Janus Management Holdings Corporation, which in turn is 100% owned by JCG. JCG is 100% owned by Janus Henderson Group plc, which was formed in May 2017 from the merger between JCG and Henderson Group plc. Janus Henderson Group plc is a publicly-traded independent asset management firm.

In the Compensation Structures and Methods section, under PLFA/Pacific Asset Management, the fifth sentence of the paragraph under “Long-Term Incentive Bonus — PLFA portfolio managers (PSF DFA Balanced Allocation Portfolio, Diversified Alternatives Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios)” is deleted and replaced with the following:

The peer group category for comparison purposes with respect to measuring the performance of the portfolio managers of the Portfolio Optimization Conservative Portfolio is Morningstar U.S. Fund Allocation — 15% to 30% Equity; for Portfolio Optimization Moderate-Conservative Portfolio is Morningstar U.S. Fund Allocation — 30% to 50% Equity; for Portfolio Optimization Moderate Portfolio is the Morningstar U.S. Fund Allocation — 50% to 70% Equity; for the Portfolio Optimization Growth Portfolio is Morningstar U.S. Fund Allocation — 70% to 85% Equity; and for Portfolio Optimization Aggressive-Growth Portfolio is Morningstar U.S. Fund Allocation — 85%+ Equity.

In the Other Accounts Managed section, information regarding Donald G. Taylor under Franklin’s portion of the table is deleted and the following is added under MFS’s portion of the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
MFS
Paul Gordon[1]
Registered Investment Companies	5	$4,533,758,621	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$48,459,025	None	N/A
[1]	Other Accounts Managed information as of June 30, 2017.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Disclosure of Portfolio Holdings section, Merrill Communications LLC and StarCompliance, Inc. are added to the table in the fourth paragraph.

Form No.	15-46324-00

PSFSAI0817